                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        REGIONS FINANCIAL CORPORATION
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[REGIONS(R)                                       REGIONS FINANCIAL CORPORATION
   FINANCIAL CORP. LOGO]                          Post Office Box 10247
                                                  Birmingham, Alabama 35202-0247
                                                  Telephone 205 326-7100





TO THE STOCKHOLDERS:

    You are cordially invited to attend the twenty-fifth annual meeting of the stockholders of Regions Financial Corporation to be held at 10:00 a.m., on May 15, 1996, in Regions Training Center, located at 298 West Valley Avenue, Birmingham, Alabama.

    We hope you will plan to attend the stockholders' meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may withdraw your proxy.

    A reception and coffee will be held from 9:00 a.m. until 10:00 a.m., in the Reception Area of Regions' Training Center. We hope you will find it convenient to come early enough to enjoy this social time prior to the stockholders' meeting.




                                                /s/ J. Stanley Mackin
                                                -----------------------------
                                                J. Stanley Mackin
                                                Chairman of the Board
                                                  and Chief Executive Officer

April 1, 1996

[REGIONS(R)                                       REGIONS FINANCIAL CORPORATION
   FINANCIAL CORP. LOGO]                          Post Office Box 10247
                                                  Birmingham, Alabama 35202-0247
                                                  Telephone 205 326-7100


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   To be held
                                  May 15, 1996

    NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Regions Financial Corporation (Regions or Company), a Delaware corporation, will he held in Regions' Training Center, 298 West Valley Avenue, Birmingham, Alabama, on Wednesday, May 15, 1996, at 10:00 a.m. Birmingham time, for the purpose of considering and acting on the following:

    1. To elect the four (4) nominees named in the Proxy Statement as directors to serve for three year terms or until their successors have been elected and qualified.

    2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on March 18, 1996, are entitled to receive notice of and to vote at the meeting. A complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at the main office of First Alabama Bank, 417 North 20th Street, Birmingham, Alabama. Stockholders are invited to attend the meeting in person.

PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                                   By Order of the Board of Directors


                                   /s/ Samuel E. Upchurch, Jr.
                                   ---------------------------
                                   Samuel E. Upchurch, Jr.
                                   Corporate Secretary


April 1, 1996

[REGIONS(R)                                       REGIONS FINANCIAL CORPORATION
   FINANCIAL CORP. LOGO]                          Post Office Box 10247
                                                  Birmingham, Alabama 35202-0247
                                                  Telephone 205 326-7100



                                PROXY STATEMENT
                    FOR 1996 ANNUAL MEETING OF STOCKHOLDERS

    This Proxy Statement is furnished to the stockholders of Regions Financial Corporation (Regions or Company) in connection with the 1996 annual meeting of stockholders to be held on Wednesday, May 15, 1996, at 10:00 a.m. in Regions' Training Center, 298 West Valley Avenue, Birmingham, Alabama, and at any adjournment thereof. The matters to be considered and acted upon are (1) the election of four nominees as directors of the corporation and (2) such other business as may properly come before the meeting.

    The enclosed proxy is solicited on behalf of the board of directors of Regions and is revocable by the stockholder at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any.

    This is the first mailing of proxy solicitation materials to stockholders. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of Regions who will receive no compensation in addition to their regular compensation. The cost of preparing, assembling and mailing this proxy statement and other materials furnished to stockholders and other expenses of solicitation, including the expenses of brokers, custodians, nominees and other fiduciaries, who at the request of Regions, mail material to or otherwise communicate with beneficial owners of the shares held by them, will be paid by Regions.

    Participants in Regions' Dividend Reinvestment Plan, Employee Stock Purchase Plan, and Directors' Stock Incentive Plan will note that shares held by the administrator for such plans are shown on the enclosed proxy card in addition to shares held directly by the stockholder in certificate form. Signing and returning the proxy card will enable voting of all shares, including those held in such plans.

    The annual report of Regions Financial Corporation for the year 1995, including financial statements, has been mailed to all stockholders. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.

                      ----------------------------------

               The date of this proxy statement is April 1, 1996.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    As of March 18, 1996, Regions had issued and outstanding 62,182,540 shares of common stock, none of which were held as treasury stock. Stockholders are entitled to one vote for each share on all matters to come before the meeting. Only stockholders of record at the close of business on March 18, 1996, will be entitled to vote at the meeting or any adjournment thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    As of December 31, 1995, all Regions' affiliate banks beneficially held in a fiduciary capacity for others under numerous trust relationships, 2,897,784 shares or 6.37% of Regions' outstanding common stock. Regions' affiliate bank trust departments have sole voting power with respect to 2,865,902 of these shares or 6.30%, shared voting power with respect to 31,612 of these shares, sole dispositive power with respect to 1,008,187 of these shares and shared dispositive power with respect to 971,284 of these shares. No other entity is known to the Company to be the beneficial owner of more than five percent of any class of voting securities.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

    No director or nominee for director is deemed to own beneficially 1% or more of Regions' common stock as of March 18, 1996. All directors and executive officers of Regions, as a group, own beneficially a total of 2,484,787 shares (which includes 726,235 shares that are the subject of presently exercisable options) or 3.95% of the Company's outstanding common stock. Information with respect to beneficial ownership is based upon information furnished by each officer, director or nominee, or contained in filings made with the Securities and Exchange Commission.

    The following table presents information concerning the beneficial ownership of Regions' common stock by certain of its executive officers at March 18, 1996. For beneficial ownership information of each director, see "Election of Directors."



                                                             REGIONS STOCK BENEFICIALLY OWNED
                                                          -------------------------------------
NAME AND ADDRESS                TITLE OF CLASS            # OF SHARES(1)             % OF CLASS
- ----------------                --------------            --------------             ----------
J. Stanley Mackin                   Common                   378,691                   0.607%
Birmingham, Alabama

Richard D. Horsley                  Common                   198,627                   0.319%
Birmingham, Alabama

Carl E. Jones, Jr.                  Common                   213,173                   0.342%
Mobile, Alabama

Sam P. Faucett                      Common                   175,028                   0.281%
Tuscaloosa, Alabama

William E. Jordan                   Common                   136,051                   0.219%
Birmingham, Alabama

- -------------------
(1) The amounts shown represent the total shares beneficially owned by such individuals, restricted shares (111,350 for Mr. Mackin and 11,330 for each of the other individuals) and shares which are issuable upon the exercise of all stock options which are currently exercisable and exercisable within 60 days. Specifically, the following individuals have the right to acquire the shares indicated after their names, upon the exercise of such stock options: Mr. Mackin, 176,246; Mr. Horsley, 101,925; Mr. Jones, 64,505; Mr. Faucett, 70,505; and Mr. Jordan, 60,125.

    No change in control of Regions has occurred since January 1, 1995, and no arrangements are known to Regions which may at a later date result in a change in control of the Company.

                             ELECTION OF DIRECTORS

    Regions recommends that the board of directors for the ensuing year shall consist of twelve directors, and further recommend the election of Sheila S. Blair, Catesby ap C. Jones, Olin B. King, and Lee J. Styslinger, Jr. as directors, to hold office for a term of three years expiring with the annual meeting of stockholders to be held in 1999 or until their successors are elected and qualified. The terms of office of nine directors continue after the meeting. The proxy will be voted FOR the nominees, unless otherwise directed. If any nominee is not available for election, the proxies will be voted for such substitute nominee as the board of directors may designate. Regions has no reason to believe that any substitute nominee or nominees will be required. The proxies will not be voted for more than four nominees.

INFORMATION ON DIRECTORS

    The following table indicates the age, residence, principal occupation or employment for the last five years of each nominee and director whose term of office continues after the meeting, position and offices held with Regions or its subsidiaries, the year the director was first elected, and the number of shares of common stock of the Company beneficially owned at March 18, 1996.

                                                                              YEAR    NUMBER OF SHARES BENEFICIALLY
                         PRESENT OCCUPATION   POSITION AND          YEAR    TERM OF      OWNED AT MARCH 18, 1996
NAME OF NOMINEE          AND PRINCIPAL        OFFICES HELD WITH    FIRST     OFFICE      -----------------------
OR DIRECTOR,             OCCUPATION FOR       REGIONS AND         ELECTED     WILL               (2)       PERCENT
RESIDENCE, AND AGE       LAST FIVE YEARS      SUBSIDIARIES      AS DIRECTOR  EXPIRE  DIRECTLY INDIRECTLY   OF CLASS
- ------------------       -----------------    ----------------- -----------  ------  -------- ----------   --------
Sheila S. Blair(1)       Executive Director,  Director, Regions     1989     1999      48,133     8,524     0.091%
Birmingham, Alabama      The Greater
61                       Birmingham
                         Foundation
                         (Community
                         Foundation)

William R. Boles, Sr.    Attorney, Boles,     Director, Regions;    1995     1998           0   414,261     0.666
Monroe, Louisiana        Boles & Ryan         Director, Regions
68                                            Bank of Louisiana--
                                              Monroe (3)

James B. Boone, Jr.      Chairman of the      Director, Regions;    1985     1997      16,021         0     0.026
Tuscaloosa, Alabama      Board, Boone         Director, First
60                       Newspapers, Inc.     Alabama Bank--
                         (Newspaper           Tuscaloosa (3)
                         Publishing,
                         Management and
                         Ownership)

- --------
(1) Nominee for election at 1996 stockholders' meeting.
(2) Indirect beneficial ownership includes shares, if any, (a) owned as trustee in which the director or any member of his/her immediate family has a beneficial interest, or (b) held in a trust in which the director has a beneficial interest, or (c) owned and traded in the name of the spouse, minor children or other relative of the director living in his/her home, or
    (d) owned by a corporation, partnership or other legal organization in which the director has a substantial beneficial interest.
(3) As a consequence of the merger of all of Regions' subsidiary banks in Alabama into one bank (First Alabama Bank) and the merger of all of Regions' subsidiary banks in Louisiana into one bank (Regions Bank of Louisiana) and the resulting cessation of their separate corporate existence, Regions has established bodies of local advisory directors corresponding to the former boards of directors of the subsidiary banks. Service on such a body is denoted in the tables as, for example, "Director, First Alabama Bank--Birmingham."

                                                                                         YEAR     NUMBER OF SHARES BENEFICIALLY
                           PRESENT OCCUPATION        POSITION AND            YEAR      TERM OF       OWNED AT MARCH 18, 1996
NAME OF NOMINEE            AND PRINCIPAL             OFFICES HELD WITH       FIRST      OFFICE       -----------------------
OR DIRECTOR,               OCCUPATION FOR            REGIONS AND            ELECTED      WILL                (2)        PERCENT
RESIDENCE, AND AGE         LAST FIVE YEARS           SUBSIDIARIES         AS DIRECTOR   EXPIRE   DIRECTLY INDIRECTLY   OF CLASS
- ------------------         -----------------         -----------------    -----------   ------   -------- ----------   --------
Albert P. Brewer           Professor of Law         Director, Regions;        1986      1997      54,411    22,330      0.123%
Birmingham, Alabama        and Government,          Director, First
67                         Samford University       Alabama Bank--
                                                    Decatur/Hartselle (3)

James S.M. French          Chairman and             Director, Regions;        1986      1997       9,057    58,848      0.109
Birmingham, Alabama        President, Dunn          Director, First
56                         Investment Co.           Alabama Bank--
                           (Construction,           Birmingham (3)
                           Construction
                           Materials,
                           Investments)

Richard D. Horsley         Vice Chairman of         Director, Regions;        1982      1997     198,627(4)      0      0.319
Birmingham, Alabama        the Board and            Director, First
53                         Executive Financial      Alabama Bank,
                           Officer, Regions and     Regions Bank of
                           First Alabama Bank       Louisiana, Regions
                                                    Agency, Inc., Regions
                                                    Mortgage, Inc.,
                                                    Regions Life
                                                    Insurance Company,
                                                    and Regions Financial
                                                    Building Corp.;
                                                    Director and Vice
                                                    President, Trinity
                                                    Risk Management, Inc.

Catesby ap C. Jones(1)(5)  Proprietor, Mabry        Director, Regions;        1971      1999      22,894     1,000      0.038
Selma, Alabama             Securities               Director, First
70                         (Insurance Agency)       Alabama Bank--
                                                    Montgomery (3)

Olin B. King(1)            Chairman and CEO,        Director, Regions;        1984      1999       8,976         0      0.014
Huntsville, Alabama        SCI Systems, Inc.        Director, First
62                         (Diversified             Alabama Bank--
                           Electronics              Huntsville (3)
                           Manufacturer)

- --------
(1) Nominee for election at 1996 stockholders' meeting.
(2) Indirect beneficial ownership includes shares, if any, (a) owned as trustee in which the director or any member of his/her immediate family has a beneficial interest, or (b) held in a trust in which the director has a beneficial interest, or (c) owned and traded in the name of the spouse, minor children or other relative of the director living in his/her home, or
    (d) owned by a corporation, partnership or other legal organization in which the director has a substantial beneficial interest.
(3) As a consequence of the merger of all of Regions' subsidiary banks in Alabama into one bank (First Alabama Bank) and the merger of all of Regions' subsidiary banks in Louisiana into one bank (Regions Bank of Louisiana) and the resulting cessation of their separate corporate existence, Regions has established bodies of local advisory directors corresponding to the former boards of directors of the subsidiary banks. Service on such a body is denoted in the tables as, for example, "Director, First Alabama Bank--Birmingham."
(4) Includes 101,925 shares for Mr. Horsley and 176,246 shares for Mr. Mackin that are the subject of presently exercisable options.
(5) Mr. Jones will reach mandatory retirement age and retire prior to the normal expiration of his term.

                                                                                         YEAR     NUMBER OF SHARES BENEFICIALLY
                           PRESENT OCCUPATION        POSITION AND            YEAR      TERM OF       OWNED AT MARCH 18, 1996
NAME OF NOMINEE            AND PRINCIPAL             OFFICES HELD WITH       FIRST      OFFICE       -----------------------
OR DIRECTOR,               OCCUPATION FOR            REGIONS AND            ELECTED      WILL                (2)        PERCENT
RESIDENCE, AND AGE         LAST FIVE YEARS           SUBSIDIARIES         AS DIRECTOR   EXPIRE   DIRECTLY INDIRECTLY   OF CLASS
- ------------------         ------------------        -----------------    -----------   ------   -------- ----------   --------
J. Stanley Mackin         Chairman and Chief       Director, Regions;        1990        1997    371,490(4)  7,201      0.607%
Birmingham, Alabama       Executive Officer,       Director, First
63                        Regions and First        Alabama Bank,
                          Alabama Bank;            Regions Bank of
                          Formerly President       Louisiana, Regions
                          and Chief Operating      Agency, Inc., Regions
                          Officer, Regions and     Mortgages, Inc.,
                          First Alabama Bank       Regions Life
                                                   Insurance Company
                                                   and Trinity Risk
                                                   Management, Inc.

Henry E. Simpson          Attorney, Lange,         Director, Regions;        1973        1998     70,337    25,322      0.154
Birmingham, Alabama       Simpson, Robinson        Director, First
61                        & Somerville             Alabama Bank--
                                                   Birmingham (3)


Lee J. Styslinger, Jr.(1) Chairman, ALTEC          Director, Regions;        1985        1999     51,781         0      0.083
Birmingham, Alabama       Industries, Inc.         Director, First
63                        (Manufacturer of         Alabama Bank--
                          Mobile Utility           Birmingham (3)
                          Equipment)


Robert J. Williams        Chairman and Chief       Director, Regions;        1996        1998     38,582         0      0.062
Mobile, Alabama           Executive Officer,       Director, First
66                        Terminix Services,       Alabama Bank--
                          Inc.                     Mobile (3)

- --------
(1) Nominee for election at 1996 stockholders' meeting.
(2) Indirect beneficial ownership includes shares, if any, (a) owned as trustee in which the director or any member of his/her immediate family has a beneficial interest, or (b) held in a trust in which the director has a beneficial interest, or (c) owned and traded in the name of the spouse, minor children or other relative of the director living in his/her home, or
    (d) owned by a corporation, partnership or other legal organization in which the director has a substantial beneficial interest.
(3) As a consequence of the merger of all of Regions' subsidiary banks in Alabama into one bank (First Alabama Bank) and the merger of all of Regions' subsidiary banks in Louisiana into one bank (Regions Bank of Louisiana) and the resulting cessation of their separate corporate existence, Regions has established bodies of local advisory directors corresponding to the former boards of directors of the subsidiary banks. Service on such a body is denoted in the tables as, for example, "Director, First Alabama Bank--Birmingham."
(4) Includes 101,925 shares for Mr. Horsley and 176,246 shares for Mr. Mackin that are the subject of presently exercisable options.

    Of the directors or nominees for director, none is a "control person" of the Company by virtue of stock ownership. The only persons who might be considered "control persons" of the Company are J. Stanley Mackin, Chairman and Chief Executive Officer, and Richard D. Horsley, Vice Chairman and Executive Financial Officer, who gain any control they may exercise by virtue of office.

    Of the nominees and directors listed above, three also serve as directors of other companies with a class of securities registered under the Securities Exchange Act of 1934. James S. M. French serves as a director of Energen Corporation, and as a director of Hilb, Rogal and Hamilton Company; Olin B. King serves as a director of SCI Systems, Inc.; and Lee J. Styslinger, Jr. serves as a director of The Mead Corporation.

THE BOARD AND COMMITTEES OF THE BOARD

    Regions held seven directors' meetings during 1995. All directors attended at least 75% of the aggregate of the meetings held by the board and by its committees of which they were members. Among other board committees, Regions has an audit committee and a personnel committee that meet as needed. The Company has no nominating or similar committee.

    AUDIT COMMITTEE. The members of the audit committee are Albert P. Brewer (Chairman), Sheila S. Blair, Richard D. Horsley (ex officio member), Catesby ap C. Jones, and J. Stanley Mackin (ex officio member). The principal functions of the audit committee, which held four meetings during 1995, include selecting independent auditors, approving proposed independent audit fees, reviewing with the independent auditors the planning for and results of the audit, approving professional services provided by the independent auditors, establishing goals and plans for the nature and extent of internal audit work, determining the effectiveness and adequacy of accounting and internal controls and the adequacy of the audit staff, and reviewing major internal audit findings. The corporate loan review staff submits periodic loan examination reports to the audit committee for its review.

    PERSONNEL COMMITTEE. The personnel committee, which held seven meetings during 1995, consists of James B. Boone, Jr. (Chairman), Albert P. Brewer, Catesby ap C. Jones, and Lee J. Styslinger, Jr.

    The role of the personnel committee is to establish and monitor corporate policy and practice in the broad area of human resources management. The personnel committee exercises strategic and administrative responsibility in working with Company management on the development and clarification of the Company's compensation philosophy, articulating reasons behind design of the Company's pay and benefits programs and their relationship to corporate objectives and competitive practices.

    The functions of the personnel committee are recommending to the board the compensation arrangements for executive management, approving compensation arrangements for senior company officers, making recommendations to the board concerning compensation plans in which officers are eligible to participate and recommending to the board the establishment of or changes in benefit plans in which officers are eligible to participate, and recommending to the board the establishment of or changes in benefit plans in which officers and employees participate (including the authority to make amendments to tax-qualified plans in which officers participate). The personnel committee also reviews employee claims against the Company, reviews the community involvement of senior management personnel, reviews proposed legislation affecting human resource management, approves certain new or amended personnel policies or statutory benefits plans, and acts on other important personnel matters. All actions taken with respect to compensation programs are reported to the board through detailed personnel committee minutes.

    The personnel committee specifically serves as the board compensation committee. In discharging this responsibility, the committee has, from time to time, used the services of compensation consultants for guidance with respect to competitive data and practices of other banks.

SECTION 16 TRANSACTIONS

    Section 16(a) of the Securities Exchange Act of 1934 requires Regions' executive officers and directors to file reports of ownership and changes in ownership of Regions' stock with the Securities and Exchange Commission. Executive officers and directors are required by SEC regulations to furnish Regions with copies of all Section 16(a) forms they file.

    Based on a review of the forms filed during 1995, Regions believes that its executive officers and directors complied with all applicable filing requirements.


                 EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

    The following table is a summary of certain information concerning the compensation earned by Regions' chief executive officer and each of the other four most highly compensated executive officers during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE




                                             ANNUAL COMPENSATION        LONG TERM COMPENSATION
                                        ----------------------------- --------------------------
                                                                            AWARDS       PAYOUTS
                                                                      ------------------ -------
                                                            OTHER                                      ALL
                                                            ANNUAL    RESTRICTED  STOCK    LTIP       OTHER
NAME AND PRINCIPAL POSITION      YEAR   SALARY    BONUS  COMPENSATION  STOCK(1)  OPTIONS PAYOUTS   COMPENSATION
- ---------------------------      ----   ------    -----  ------------  --------  ------- -------   ------------
J. Stanley Mackin                1995  $600,000  $553,200     $0     $1,280,000  75,000  $      0    $319,658 (2)
  Chairman & Chief               1994  $560,000  $320,656     $0     $        0  40,000  $      0    $244,890
  Executive Officer              1993  $525,000  $330,383     $0     $        0  32,000  $546,175    $109,759

Richard D. Horsley               1995  $250,000  $161,350     $0     $        0  15,000  $      0    $ 57,334 (3)
  Vice Chairman &                1994  $238,000  $136,278     $0     $        0  20,000  $      0    $ 48,339
  Executive Financial Officer    1993  $228,000  $143,480     $0     $        0  13,000  $243,511    $ 36,993

Carl E. Jones, Jr.               1995  $232,000  $146,030     $0     $        0  15,000  $      0    $ 49,897 (4)
  Regional President             1994  $215,000  $122,251     $0     $        0  20,000  $      0    $ 43,297
                                 1993  $205,000  $128,017     $0     $        0  13,000  $243,511    $ 36,482

Sam P. Faucett                   1995  $222,000  $142,579     $0     $        0  15,000  $      0    $ 79,961 (5)
  Regional President             1994  $208,000  $116,698     $0     $        0  20,000  $      0    $ 65,460
                                 1993  $198,000  $123,977     $0     $        0  13,000  $243,511    $ 44,304

William E. Jordan                1995  $218,000  $137,721     $0     $        0  15,000  $      0    $ 84,929 (6)
  Regional President             1994  $202,500  $114,421     $0     $        0  20,000  $      0    $ 61,923
                                 1993  $192,500  $115,037     $0     $        0  13,000  $243,511    $ 42,661

- --------
(1) The Terms of the Restricted Stock awards are determined by the personnel committee. Under the terms of the currently outstanding Restricted Stock awards, the named executives must remain employed with Regions for five years from the date of the grant at the same or higher level in order for the shares to be released. During the five year period, the named executive is eligible to receive dividends and exercise voting privileges on such restricted shares. If any of the restrictions are removed at the discretion of the personnel committee, the named executive officer will receive a stock certificate for some percentage or all of the awarded restricted shares. The restricted shares are not transferable by the named executive during the restriction period. The personnel committee has the discretion to modify the terms of the Restricted Stock awards. Mr. Mackin had 71,350 shares of Restricted Stock with fair market value of $3,068,050 at December 31, 1995.

    Messrs. Horsley, Jones, Faucett and Jordan each had 11,330 shares of Restricted Stock with a fair market value of $487,190 at December 31, 1995.
(2) Includes $2,245 allocated to Mr. Mackin in 1995 under the Employee Stock Ownership Plan; $20,205 allocated to Mr. Mackin in 1995 under the profit sharing plan; and $297,208 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1995 resulting from premium payments for a life insurance benefit plan for Mr. Mackin. This plan serves as an offset to an existing supplemental retirement plan.
(3) Includes $2,245 allocated to Mr. Horsley in 1995 under the Employee Stock Ownership Plan; $20,205 allocated to Mr. Horsley in 1995 under the profit sharing plan; and $34,884 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1995 resulting from premium payments for a life insurance benefit plan for Mr. Horsley. This plan serves as an offset to an existing supplemental retirement plan.
(4) Includes $2,245 allocated to Mr. Jones in 1995 under the Employee Stock Ownership Plan; $20,255 allocated to Mr. Jones in 1995 under the profit sharing plan; and $27,397 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1995 resulting from premium payments for a life insurance benefit plan for Mr. Jones. This plan serves as an offset to an existing supplemental retirement plan.
(5) Includes $2,245 allocated to Mr. Faucett in 1995 under the Employee Stock Ownership Plan; $20,255 allocated to Mr. Faucett in 1995 under the profit sharing plan; and $57,461 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1995 resulting from premium payments for a life insurance benefit plan for Mr. Faucett. This plan serves as an offset to an existing supplemental retirement plan.
(6) Includes $2,245 allocated to Mr. Jordan in 1995 under the Employee Stock Ownership Plan; $20,255 allocated to Mr. Jordan in 1995 under the profit sharing plan; and $62,429 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1995 resulting from premium payments for a life insurance benefit plan for Mr. Jordan. This plan serves as an offset to an existing supplemental retirement plan.

STOCK OPTIONS

    The following table presents information concerning individual grants of options to purchase Regions' common stock made during 1995 to the named executive officers.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

                              NUMBER OF             % OF TOTAL          EXERCISE
                        SECURITIES UNDERLYING     OPTIONS GRANTED        PRICE                          GRANT DATE
NAME                       OPTIONS GRANTED     TO EMPLOYEES IN 1995   (PER SHARE)   EXPIRATION DATE  PRESENT VALUE(1)
- ----                       ---------------     --------------------   -----------   ---------------  ----------------
J. Stanley Mackin              75,000                 16.1%              $32.00     January 4, 2005     $473,492
Richard D. Horsley             15,000                  3.2%              $32.00     January 4, 2005     $ 96,130
Carl E. Jones, Jr.             15,000                  3.2%              $32.00     January 4, 2005     $ 96,130
Sam P. Faucett                 15,000                  3.2%              $32.00     January 4, 2005     $ 96,130
William E. Jordan              15,000                  3.2%              $32.00     January 4, 2005     $ 96,130

- -----------
(1) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, an executive may realize depends on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on the assumptions of expected stock price volatility of .1311, risk-free rate of return of 7.858%, dividend yield of 3.5% and expected time to exercise of 5.4 years.
(2) All options become exercisable 12 months after the date of grant, except that exercisability is delayed for an additional 12 months to the extent the value of incentive stock options (determined as of the date of grant) first exercisable in a calendar year exceeds $100,000 as to any recipient.

    The following table presents information concerning exercises of stock options to purchase Regions' common stock during 1995 and the number and value of unexercised options and stock appreciation rights (SAR) held by the named executive officers.

                    AGGREGATED OPTION/SAR EXERCISES IN 1995

                                                          NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                              OPTIONS/SARS                OPTIONS/SARS
                                                               AT 12-31-95                AT 12-31-95
                      SHARES ACQUIRED          VALUE          EXERCISABLE/                EXERCISABLE/
NAME                    ON EXERCISE           REALIZED       UNEXERCISABLE               UNEXERCISABLE
- ----                    -----------           --------       -------------               -------------
J. Stanley Mackin          6,000              $131,892       101,234/78,137(1)        $1,320,096/$859,899
Richard D. Horsley         7,300              $193,014        86,913/18,137(2)        $1,779,886/$199,899
Carl E. Jones, Jr.         4,000              $ 74,659        49,493/18,137(3)        $  737,321/$199,899
Sam P. Faucett                 0              $      0        55,493/18,137(4)        $  899,185/$199,899
William E. Jordan              0              $      0        45,113/18,137(5)        $  619,161/$199,899

- -----------------
(1) Of Mr. Mackin's currently exercisable options, 2,671 were granted with tandem SARs.
(2) Of Mr. Horsley's currently exercisable options, 24,077 were granted with tandem SARs.
(3) Of Mr. Jones' currently exercisable options, 7,040 were granted with tandem SARs.
(4) Of Mr. Faucett's currently exercisable options, 7,040 were granted with tandem SARs.
(5) Of Mr. Jordan' currently exercisable options, 3,700 were granted with tandem SARs.

LONG-TERM INCENTIVE PLAN AWARDS IN 1995

    The following table presents information concerning the long-term incentives awarded to Regions' named executive officers.

                                                              ESTIMATED FUTURE PAYOUTS UNDER
                                             PERFORMANCE      NON-STOCK PRICE-BASED PLANS (1)
                           NUMBER OF        OTHER PERIOD    ----------------------------------
                       SHARES, UNITS OR   UNTIL MATURATION  THRESHOLD      TARGET      MAXIMUM
NAME                    OTHER RIGHTS(1)     OR PAYOUT(2)        #             #           #
- ----                   ----------------   ----------------  ---------      ------      -------
J. Stanley Mackin           10,000            3 Years         5,000        10,000      10,000
Richard D. Horsley           5,000            3 Years         2,500         5,000       5,000
Carl E. Jones, Jr.           5,000            3 Years         2,500         5,000       5,000
Sam P. Faucett               5,000            3 Years         2,500         5,000       5,000
William E. Jordan            5,000            3 Years         2,500         5,000       5,000

- ----------------
(1) Each share or right represents performance share awards under the Company's Long-Term Incentive Plan which are equal in value to the market price of one share of Regions common stock at the maturation date with a maximum value of $50.00 per share.
(2) The performance objectives may relate to the specific performance of the named executive, or the performance of the Company, region, subsidiary, unit bank, department or function within which the named executive is employed. The performance objectives established for the current awards relate to the achievement of specific levels of return on equity by the Company. If at the end of the performance period the performance objectives have been satisfied, the named executive will have earned the award, or, at the discretion of the personnel committee, some percentage or fraction thereof, if the specified performance objectives are exceeded or satisfied in part. The performance period generally will be not less than one year or more than five years. The personnel committee has the discretion to modify the terms of the Long-term Incentive Plan awards.

RETIREMENT PLANS

    The named executive officers are covered by the Regions Financial Corporation Retirement Plan, a qualified defined benefit retirement plan, as complimented by retirement compensation agreements pursuant to its supplemental executive retirement program.

    The following table shows estimated annual benefits payable at retirement, including both qualified plan benefits and supplemental benefits, based on combinations of final compensation and age at retirement.

                               PENSION PLAN TABLE

                                                   AGE AT RETIREMENT
                      ---------------------------------------------------------------------------
COMPENSATION              55          60            62           63            64            65
- ------------            ------      ------        ------       ------        ------        ------
$125,000              $ 50,000     $ 62,500     $ 67,500      $ 70,000      $ 72,500     $ 75,000
$150,000              $ 60,000     $ 75,000     $ 81,000      $ 84,000      $ 87,000     $ 90,000
$175,000              $ 70,000     $ 87,500     $ 94,500      $ 98,000      $101,500     $105,000
$200,000              $ 80,000     $100,000     $108,000      $112,000      $116,000     $120,000
$250,000              $100,000     $125,000     $135,000      $140,000      $145,000     $150,000
$300,000              $120,000     $150,000     $162,000      $168,000      $174,000     $180,000
$350,000              $140,000     $175,000     $189,000      $196,000      $203,000     $210,000
$400,000              $160,000     $200,000     $216,000      $224,000      $232,000     $240,000
$450,000              $180,000     $225,000     $243,000      $252,000      $261,000     $270,000
$500,000              $200,000     $250,000     $270,000      $280,000      $290,000     $300,000
$550,000              $220,000     $275,000     $297,000      $308,000      $319,000     $330,000
$600,000              $240,000     $300,000     $324,000      $336,000      $348,000     $360,000
$650,000              $260,000     $325,000     $351,000      $364,000      $377,000     $390,000
$700,000              $280,000     $350,000     $378,000      $392,000      $406,000     $420,000
$750,000              $300,000     $375,000     $405,000      $420,000      $435,000     $450,000

    In 1995, compensation covered by the plans for the five highest paid executive officers was as follows: Mr. Mackin, $600,000; Mr. Horsley, $250,000; Mr. Jones, $232,000; Mr. Faucett, $222,000; and Mr. Jordan, $218,000.

    Benefits are based on average compensation (limited to base salary) over the three years prior to retirement, and are payable as a single life annuity for single participants and a joint and 50% survivor annuity for married participants. Other forms of payment are available on an actuarially equivalent basis. Amounts shown are subject to offset for Company-sponsored long-term disability payments and executive life insurance program cash values exceeding premiums paid. Benefits are not offset by Social Security benefits. Benefits will be reduced or eliminated if the participant terminates employment voluntarily before age 55.

EMPLOYMENT AGREEMENTS

    Regions has no employment agreements with any of the named executive officers.


DIRECTORS' COMPENSATION

    In 1995, directors of Regions were paid an annual retainer of $10,000. In addition, directors are paid a fee of $1,000 for each board meeting attended. Directors who are chairman of board committees receive $750 and other directors who are members of board committees receive $600 for each board committee meeting attended, and half of those amounts for regularly scheduled telephonic committee meetings. Directors who are employees of the parent company receive no fees for parent company board membership or attendance at parent company board or board committee meetings.

    In January 1984, the board of directors adopted the Directors' Stock Investment Plan, a plan designed to provide added incentive to the non-employee directors of the Company and its subsidiaries and local divisions. As amended in 1991, the plan provides that each participant may contribute to the plan all or part of the fees payable by the Company. The Company will contribute 25% of the amount contributed by each director. Both director and Company contributions will be applied to the purchase of Regions' common stock for the account of the director. Directors are immediately vested in all amounts held in the plan on their behalf.

COMPENSATION AND STOCK OPTION DETERMINATIONS

    The determination of executive compensation and the award of stock options is regularly delegated to the personnel committee of the board of directors. The Company's directors believe that executive compensation decisions must consider aggregate compensation, since executive compensation in the financial services industry typically consists of a variety of elements, tied to an assortment of long-term and short-term performance objectives.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

    The personnel committee of the board of directors, consisting in 1995 of Mr. Boone, Mr. Brewer, Mr. Jones, and Mr. Styslinger, performs the functions of a compensation committee. In reaching compensation decisions concerning executive officers other than Mr. Mackin, the chief executive officer, the committee took into account discussions with and recommendations by Mr. Mackin and the Company's senior personnel officer. There is no other involvement by the Company's executive personnel in the committee's deliberations. Mr. Mackin did not participate in deliberations and decisions regarding his own compensation.

PERSONNEL COMMITTEE EXECUTIVE COMPENSATION REPORT

    Set forth below is the Executive Compensation Committee Report of the Personnel Committee.

                         EXECUTIVE COMPENSATION REPORT

    General. Under the direct control of the personnel committee of the board of directors, the Company has developed and installed compensation policies, plans, and procedures that seek to enhance the profitability of the Company. Stockholder value is aligned with the financial interests of the Company's senior managers as financial goals are set for each year. The Company recognizes the importance of annual and long-term incentive compensation plans to attract and retain corporate officers and other key employees who are accordingly motivated to perform to the best of their abilities. Both forms of incentive compensation are variable and accordingly reflect corporate, strategic business unit, and individual performance levels that encourage an explicit and continuing focus on increasing profitability and stockholder value.

    The committee's methodology and approach incorporate both qualitative and quantitative considerations, which are reflected in the committee's determinations concerning executive compensation and the specific components thereof. In particular, the total compensation of the executive officers of the Company can be divided into the categories of (i) annual base salary, (ii) annual incentive compensation, and (iii) long-term incentive compensation. In general, and as set forth in greater detail below, annual base salary is intended to be comparable with executive base compensation paid by other similar financial institutions; annual incentive compensation is intended to be tied quantitatively to the achievement by the Company of pre-determined, objective financial performance goals; and share-based grants for long-term incentive compensation are intended to reward the executive recipients with incremental value commensurate with long-term increases in value of the Company's common stock. The compensation decisions of the committee relative to the Company's principal executive officers, including the five officers named above in the compensation tables, are described below as to each of the three categories.

    Base Salary. Annual base salaries are generally set at competitive levels with similar financial institutions. Specifically the committee considers peer group comparisons from survey data for other financial companies, recommendations from an independent compensation consultant, and individual performance assessments. For executives other than the chief executive officer, the committee also considers the chief executive officer's recommendations. While these factors are fully considered and discussed by the committee, the committee members are not required to express or record the weight they assign to any particular factor. In each instance the committee members reach a consensus and the committee sets a base salary level for each executive.

    In evaluating and establishing the base salaries of the executive officers, the committee, in conjunction with its independent compensation consultant, surveys the base salaries of the corresponding officers of other bank holding companies in a survey group consisting of approximately 20 companies closest to Regions in asset size and deposit size, and also including the three other largest bank holding companies headquartered in Alabama. The committee attempts to establish the base salaries of the named executive officers such that the aggregate of their base salaries is targeted to the median point of the aggregate of the base salaries of the corresponding executive officers of the companies in the survey group, based on the most recent information available. Based on year end 1993 information, the information most recently available, the aggregate of the actual base salaries of Regions named executive officers group was slightly less than such survey median point.

    It should be noted that the survey comparison group is not the same as the group of companies which make up the NASDAQ Banks Index presented in the Comparison of Five-year Cumulative Total Return graph included in this proxy statement. The committee believes the use of a smaller survey group tailored by asset and deposit size is more valid for salary evaluation purposes, even though not all the survey companies are included in the NASDAQ Banks Index, and even though numerous companies included in the NASDAQ Banks Index are not included in the survey group.

    Based on the survey comparison, advice of an independent compensation consultant, recommendations from the chief executive officer, and an inherently subjective assessment of the comparative contributions of the executive personnel to the Company's continued financial and operating success, the 1995 base salaries for the other named officers were determined by the committee, subject to ratification by the full board of directors. The personnel committee reviewed their individual recommendations regarding each named officer with the board of directors and secured full board approval, prior to applying base salary adjustments for this group at the beginning of 1995.

    Annual Incentive Compensation. In the first quarter of 1995, the personnel committee approved the Company's 1995 annual performance goals, as prepared by the Company's comptroller, and as used for the purpose of determining potential annual incentive compensation for the executive officers. The performance goals were quantitative in nature, resulting in an incentive plan formula that was weighted towards their overall importance in attaining the Company's annual profit plan, and focused on the accomplishment of financial objectives in the areas of: Net Income Before Securities Transactions, Return on Assets, Return on Equity; and, exclusive of acquisition related growth, Average Loan Growth, and Average Core Deposit Growth. With record earnings in 1995, the Company exceeded threshold levels in all Company performance goals and exceeded target levels in the majority of Company and business unit performance goals. Based on the various levels of goal achievement, the chief executive and the other named officers received cash incentive awards as a formula driven percentage of 1995 base salary levels.

    Long Term Incentive Compensation. During 1995, the personnel committee evaluated the merits of granting the chief executive officer, the named officers and other key employees, further awards under the Company's 1991 Long-Term Incentive Plan (LTIP). The 1991 LTIP provides the flexibility to grant long-term incentives in a variety of forms, including stock options, performance shares and restricted stock. With respect to stock-based compensation, the personnel committee placed relatively more reliance on the advice of the Company's independent consultant than in the cases of base salary and non stock-based compensation. As intended with the establishment of the 1991 LTIP, the committee believes that it is highly desirable to increase management's equity ownership interest in the Company. The committee further believes that its initial 1991 awards under the LTIP successfully focused and committed the Company's management on building profitability and stockholder value. The primary purpose of LTIP awards is to encourage management members to take long-term steps to achieve and sustain Return on Equity objectives. Accordingly, the committee further awarded LTIP grants during 1995.

    In establishing the LTIP awards for the named officers, senior management and other key employees, the committee reviewed with the chief executive officer the recommended individual awards, considering the scope of accountability, financial goals, and anticipated performance requirements and contributions expected of each participant. The committee also took into account the number and size of LTIP awards and stock options already held by executive officers considered for additional awards.

    Compensation of Chief Executive Officer. In deliberating the compensation of the Chief Executive Officer, the committee adheres to the same basic methodology and approach applied to executive compensation generally. Accordingly, the base salary determination reflects the peer group survey comparison described above, the annual incentive compensation is based on an objective formula and tied to the Company's achievement of pre-determined, quantitative financial goals, and the realization of long-term incentive compensation, by its nature, is aligned with the realization of long-term stockholder value.

    In addition, the committee, in deliberating the chief executive officer's compensation, takes into account other factors. For example, special consideration was given to the continued smooth and successful transition that has occurred since the August 1990 changeover in chief executive officers, the chief executive officer's effectiveness in solidifying the Company's ongoing management team, the Company's superior earnings record since his appointment, and the recent successes of the Company's acquisition program, including the assimilation of the institutions acquired. Consideration was also given to the chief executive officer's personal job performance, the Company's profitable growth record, as well as expectations of his anticipated contributions to the Company's future. The weight and significance accorded to these special factors in the committee's deliberations are intrinsically subjective, and thus their bearing on the committee's ultimate compensation determinations cannot be quantified.

    LTIP awards for the chief executive officer were set separately and independently of his participation, based on ownership and total compensation objectives that reflected data from selected peer companies, his total compensation, and the committee's perception of his past and expected contributions to the Company's attainment of its long-term performance goals.

    The committee's base salary recommendation for the chief executive officer was reviewed and approved by the full board of directors.

    Summary. The personnel committee of the board of directors remains dedicated to ensuring that the Company's overall compensation program for its executive officers, senior management and other key employees is properly designed to:

    . Attract, motivate, and retain outstanding contributors;
    . Maintain a base salary structure that is competitive in the Company's marketplace;
    . Link annual incentive awards with specific performance targets that yield superior results; and
    . Provide long-term incentive awards that couple management ownership with stockholder value.

    Section 162(m) of the Internal Revenue Code imposes certain limitations on the deductibility by the Company for federal income tax purposes of compensation amounts paid to highly paid executives. The committee is aware of he potential effects of Section 162(m) of the Internal Revenue Code. The committee has concluded that ensuring deductibility under Section 162(m) is not as important as structuring incentive compensation based on methodology and factors it deems appropriate. The committee has chosen not to distort its methodology and application of the factors it believes pertinent so as to ensure that all executive compensation is deductible under Section 162(m). While the committee intends that the Company's compensation plans will meet, to the extent practical, the prerequisites for deductibility under Section
162(m), if it develops that a portion of the compensation of one or more executive officers is not deductible under Section 162(m), then the committee expects that Regions would honor its obligations to the executive officers under the compensation arrangements approved by the committee.

    The personnel committee will continue to review and evaluate compensation programs at least annually. When and where appropriate, the committee will consult with independent compensation consultants, legal advisors, and Regions' public accounting firm with respect to the proper design of the program toward achieving Company objectives as set forth by the chief executive officer and the board of directors.

    This report furnished by:

             James B. Boone, Jr. (Chairman)
             Albert P. Brewer
             Catesby ap C. Jones
             Lee J. Styslinger, Jr.

FINANCIAL PERFORMANCE

    Set forth below is a graph comparing the yearly percentage change in the cumulative total return of Regions' common stock against the cumulative total return of the S & P 500 Index and the NASDAQ Banks Index for the past five years. This presentation assumes that the value of the investment in Regions' common stock and in each index was $100 and that all dividends were reinvested.


                                    [GRAPH]




                                 PERIOD ENDING

                                 12/31/90    12/31/91   12/31/92    12/31/93    12/31/94    12/29/95
                                 --------    --------   --------    --------    --------    --------
    Regions                       $100.00     $174.55     $218.61    $221.67     $220.21     $315.96
    NASDAQ Bank Index             $100.00     $164.09     $238.85    $272.39     $271.41     $404.35
    S&P 500                       $100.00     $130.48     $140.41    $154.57     $156.29     $210.57

OTHER TRANSACTIONS

    Directors and officers of Regions and their associates were customers of, and had transactions with, the affiliate banks in the ordinary course of business during 1995; additional transactions may be expected to take place in the ordinary course of business. Included in such transactions are outstanding loans and commitments from the affiliate banks, all of which were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

    Regions retained during 1995 and prior years and proposes to retain in the future on behalf of the

Company or certain of its subsidiaries the law firms Lange, Simpson, Robinson, & Somerville, of which director Henry E. Simpson is a partner; and Boles, Boles & Ryan, of which director William R. Boles, Sr., is a partner. During 1995, the Company or its subsidiaries paid legal fees of $1,585,753 to the firm of Lange, Simpson, Robinson & Somerville, and $122,142 to the firm of Boles, Boles & Ryan.


                              INDEPENDENT AUDITORS

    The audit committee has selected the accounting firm of Ernst & Young LLP to serve as the principal auditors for the Company for the current year. The firm of Ernst & Young LLP also served as Regions' principal auditor during 1995. A representative of the firm will be present at the stockholders' meeting to make a statement if he so desires and to respond to appropriate questions from stockholders.

                           PROPOSALS OF STOCKHOLDERS

    Proposals by stockholders intended to be presented at Regions 1997 annual meeting of stockholders must be received by Regions not later than December 2, 1996, for consideration for possible inclusion in the proxy statement relating to that meeting.

                                 OTHER BUSINESS


    Regions does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the recommendations of the board of directors.

                                            By Order of the Board of Directors



                                            /s/ Samuel E. Upchurch, Jr.
                                            ---------------------------
                                            Samuel E. Upchurch, Jr.
                                            Corporate Secretary

Dated April 1, 1996

                                                                     APPENDIX A
                         REGIONS FINANCIAL CORPORATION
                                 P.O. Box 10247
                         Birmingham, Alabama 35202-0247

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints J. Stanley Mackin and Richard D. Horsley, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each to represent and to vote, as designated on the reverse side, all the shares of common stock of Regions Financial Corporation ("Regions") held of record by the undersigned, at the Annual Meeting of stockholders to be held May 15, 1996, or any adjournment thereof. This card also constitutes voting instructions for all shares beneficially owned and votable, if any, by the undersigned as a participant in the Regions Financial Corporation Dividend Reinvestment Plan, Employee Stock Purchase Plan, Employee Profit Sharing Plan and/or Directors Stock Investment Plan and held of record by the administrators and trustees of such Plans. IF NO DIRECTION IS MADE AS TO THE MANNER OF VOTING, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS.

/ X / PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1.

1. Election of Directors

To elect the four nominees for director of Regions listed below:

/ / FOR / / WITHHELD

For, except vote withheld from the following nominee(s):

- ------------------------------------------------------

Sheila S. Blair, Catesby ap C. Jones, Olin B. King, Lee J. Styslinger, Jr.

2. In their discretion on such other business as may properly come before the meeting or any adjournments thereof.

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of Regions at the meeting of the stockholder's decision to terminate this proxy, then this proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by submission of a properly executed subsequently dated proxy or by written notice to Regions for receipt prior to the Annual Meeting.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder must sign.

     Please complete, date, sign and mail this proxy promptly in the enclosed postage-prepaid envelope.

                                                   -----------------------------

                                                                            1996

                                                   -----------------------------
                                                     Signature(s)           Date

                         REGIONS FINANCIAL CORPORATION
                                 P.O. Box 10247
                         Birmingham, Alabama 35202-0247

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints J. Stanley Mackin and Richard D. Horsley, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each to represent and to vote, as designated on the reverse side, all the shares of common stock of Regions Financial Corporation ("Regions") held of record by the undersigned, at the Annual Meeting of stockholders to be held May 15, 1996, or any adjournment thereo. This proxy card constitutes voting instructions to First Chicago Trust Company of New York as Exchange Agent for all shares of Regions common stock resulting from the conversion of First National Bancorp common stock registered in the name of the undersigned. Each share of First National Bancorp common stock is exchangeable, effective March 1, 1996, and votable for .76 shares of Regions common stock. Dividend Reinvestment Plan shares, if any, will be voted in the same manner as shares registered in the name of the undersigned. IF NO
DIRECTION IS MADE AS TO THE MANNER OF VOTING, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS.

/ X / PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1.

1. Election of Directors

To elect the four nominees for director of Regions listed below:

/ / FOR / / WITHHELD

For, except vote withheld from the following nominee(s):

- ------------------------------------------------------

Sheila S. Blair, Catesby ap C. Jones, Olin B. King, Lee J. Styslinger, Jr.

2. In their discretion on such other business as may properly come before the meeting or any adjournments thereof.

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of Regions at the meeting of the stockholder's decision to terminate this proxy, then this proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by submission of a properly executed subsequently dated proxy or by written notice to Regions for receipt prior to the Annual Meeting.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder must sign.

     Please complete, date, sign and mail this proxy promptly in the enclosed postage-prepaid envelope.

                                                   -----------------------------

                                                                            1996

                                                   -----------------------------
                                                     Signature(s)           Date